EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of BRK, Inc. on Form 10-K for the year ended April 30, 2016 as filed with the Securities and Exchange Commission (the "Report") Brian Keasberry, Chief Executive Officer and Chief Financial Officer of the Company, does hereby certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: July 29, 2016	By:	/s/ Brian Keasberry
Brian Keasberry
Chief Executive Officer Chief Financial Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.